                                                                 EXHIBIT (14)(c)

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. STARR, whose signature appears below, hereby constitutes and appoints MITCHELL R. KATCHER and JAMES F. BRONSDON, each of them with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any registration statement and amendments thereto, under the Securites Act of 1933 and the Investment Company Act of 1940, where applicable, executed on behalf of Sage Life Assurance of America, Inc. (the "Company") in connection with flexible payment deferred combination fixed and variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. RICHARD D. STARR hereby ratifies and confirms all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue thereof.


                                              /s/     RICHARD D. STARR
                                       ----------------------------------------
                                       Richard D. Starr
                                       Director
                                       Sage Life Assurance Company of
                                          America, Inc.



January 7, 1999

State of Illinois                 )
County of Cook                    )

         On this 7 day of January, 1999, before me came RICHARD D. STARR, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.


                                                         /s/    NADA J. THOMPSON
                                                         -----------------------
                                                                   Notary Public

                                                               ["Official Seal"]
                                                              [Nada J. Thompson]
                                              [Notary Public, State of Illinois]
                                                [My Commissions Expires 5/19/99]